SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                                    [X]
Filed by a Party other than the Registrant                 [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12

                             CENTURY CASINOS, INC.
                             ---------------------
                (Name of Registrant as Specified in its Charter)

                                Reid A. Godbolt
                                ---------------
                   (Name of Person(s) Filing Proxy Statement)

                              CENTURY CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened at 8:00 a.m., Mountain Time, on Monday, November 25, 1996, at 1625 Broadway, Suite 1600, Denver, Colorado, for the following purposes:

          1.   To elect two Class II directors to the Board of Directors;

          2. To consider and vote upon a proposal to increase the number of shares of common stock reserved for issuance under options which may be granted pursuant to the Employees' Equity Incentive Plan from 2,500,000 shares to 3,500,000 shares; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on November 4, 1996 will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.


                                             By Order of the Board of Directors

                                             /s/ Norbert Teufelberger
                                             ------------------------
                                             Norbert Teufelberger, Secretary
Denver, Colorado
November 4, 1996

                              CENTURY CASINOS, INC.
                        50 South Steele Street, Suite 755
                             Denver, Colorado 80209

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                          To Be Held November 25, 1996

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, November 25, 1996 at 1625 Broadway, Suite 1600, Denver, Colorado, at 8:00 a.m., Mountain Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was sent on or about November 4, 1996 to stockholders of the Company.

     The shares covered by the enclosed proxy, if received by the Board of Directors prior to the Meeting, will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement and in favor of the proposal to increase the number of shares of common stock reserved for issuance under options which may be granted pursuant to the Employees' Equity Incentive Plan from 2,500,000 shares to 3,500,000 shares, unless such proxy specifies otherwise. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals to be considered at the Meeting. The matters to be brought before the Meeting are the election of two Class II members of the Board of Directors, to consider a proposal to increase the number of shares of common stock reserved for issuance under options which may be granted pursuant to the Employees' Equity Incentive Plan from 2,500,000 shares to 3,500,000 shares, and the transaction of such other business as may come before the Meeting.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

                                VOTING SECURITIES

     Only stockholders of record at the close of business on November 4, 1996 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 15,861,885 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

     A majority of the number of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting.

     The following table sets forth information as of November 4, 1996, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the

Company. All of the named persons below other than Thomas Graf are officers and directors of the Company:

                           Name and                           Amount and
                           Address of                         Nature of                               Percent of
Title of Class             Beneficial Owner                   Beneficial Ownership                       Class
--------------             ----------------                   --------------------                       -----
Common Stock,              Erwin Haitzmann                        1,777,338 (a)                          10.6%
$.01 par value             50 South Steele Street
                           Suite 755
                           Denver, CO 80209

Common Stock,              Peter Hoetzinger                         985,456 (b)                           6.0%
$.01 par value             50 South Steele Street
                           Suite 755
                           Denver, CO 80209

Common Stock,              James D. Forbes                          829,828 (c)                           5.1%
$.01 par value             50 South Steele Street
                           Suite 755
                           Denver, CO 80209

Common Stock,              Norbert Teufelberger                     553,832 (d)                           3.4%
$.01 par value             50 South Steele Street
                           Suite 755
                           Denver, CO 80209

Common Stock,              Brad Dobski                               39,500 (e)                            (f)
$.01 par value             50 South Steele Street
                           Suite 755
                           Denver, CO 80209

Common Stock,              All Officers and Directors             4,160,954                              23.0%
$.01 par value             as a Group (five persons)

Common Stock,              Thomas Graf                            2,561,000 (g)                          16.3%
$.01 par value             Liechtensteinstrasse 54
                           A-2344 Maria Enzerdorf
                           Austria

------------
(a) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 820,000 shares exercisable at $1.50 per share; (iii) a warrant for 13,669 shares exercisable at $2.25 per share; and (iv) a proxy in respect of 150,000 shares owned by a stockholder in Austria.
(b) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 413,000 shares exercisable at $1.50 per share; and (iii) a warrant for 8,728 shares exercisable at $2.25 per share.
(c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 328,000 shares exercisable at $1.50 per share; and (iii) a warrant for 13,064 shares exercisable at $2.25 per share.

(d) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) a nonstatutory stock option for 143,000 shares exercisable at $1.50 per share; and (iii) a warrant for 5,416 shares exercisable at $2.25 per share.
(e) Includes incentive stock options for 4,500 shares exercisable at $2.25 per share and 35,000 shares exercisable at $1.50 per share, and is less than 1% of the Common Stock.
(f)      Less than 1%.
(g)      Includes a warrant for 50,000 shares exercisable at $2.25 per share.

     Change of Control. On March 31, 1994 the Company completed transactions pursuant to a Plan of Reorganization and Agreement (the "Plan") among the Company, Alpine Acquisition, Inc., a Delaware corporation ("Merger Subsidiary") and Century Casinos Management, Inc., a Delaware corporation ("Century") dated December 24, 1993. Pursuant to the Plan, the Company created the Merger Subsidiary to effectuate a merger of the Merger Subsidiary into Century. Under the Plan, each holder of Century common stock received shares of Company common stock for shares of the common stock of Century on a one-for-one basis. In total, 6,213,971 shares of the Company's common stock were issued. For accounting purposes, Century is considered to have acquired the Company, since Century's stockholders hold a majority of the common stock of the combined entity. This transaction is generally known as a reverse triangular acquisition, and has been accounted for under purchase accounting.

     The Plan was negotiated and executed by the parties at arms-length, and the consideration in the transaction was determined by weighing each corporation's present and future prospects, tangible assets, management capabilities, along with the trading price of the Company's common stock.

     Prior to the execution of the Plan, no relationship existed between the Company and Century or any of their respective affiliates, directors or officers, or any associate of any director or officer of the Company or Century.

     Change of State of Incorporation. In the 1994 Annual Meeting of Stockholders, the stockholders approved a proposal under which the Company's state of incorporation was changed from Colorado to Delaware. This was accomplished by merging the Company, then named Alpine Gaming, Inc., into Century Casinos, Inc., a Delaware corporation formed expressly for this purpose. Hence, the Company thereby changed its name to Century Casinos, Inc. In addition, the Company adopted a new certificate of incorporation and bylaws pursuant to Delaware law, which included a number of changes in the Company's organization and structure. Among these changes was a provision, further discussed below, dividing the Board of Directors into three classes, with the directors in each class elected for three-year terms.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding the Board of Directors and executive officers of the Company, as of November 4, 1996, is as follows:



         Name                       Age     Positions Held                      Officer or Director Since
         ----                       ---     --------------                      -------------------------

         Erwin Haitzmann            43      Chairman of the Board                       March 1994

         Peter Hoetzinger           34      Vice Chairman of the Board
                                               and Assistant Secretary                  March 1994

         James D. Forbes            39      President, Assistant Treasurer
                                               and Director                             March 1994

         Norbert Teufelberger       31      Secretary and Director                      March 1994

         Brad Dobski                43      Chief Accounting Officer                   January 1995

     There is no family relationship between or among any of the above-listed officers and directors.

     Erwin Haitzmann holds a Doctorate degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has extensive casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann served as Chief Executive Officer of Casinos Austria International from 1981 to 1992. During his employment he served as chairman or member of the board of directors of more than 25 casino subsidiaries of Casinos Austria International worldwide. From October 1992 through April 1993 he was employed by Novo Invest Casino Development as Head of the Management Board. Since May 1993, Mr. Haitzmann has been employed full-time by the Company.

     Peter Hoetzinger received an MBA from the University of Linz, Austria, in 1986. He thereafter joined Casinos Austria International, where he was responsible for business development and acquisitions through October 1992; he served as deputy to the Chief Executive Officer and as director of 10 casino subsidiaries of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Since May 1993, Mr. Hoetzinger has been employed by the Company full-time.

     James D. Forbes, from 1979 to 1987, was employed in several positions in the gaming industry with British casino companies. From 1987 through January 1993, he was employed in the gaming industry by Casinos Austria International in various positions, including casino manager, general manager, operations manager and regional managing director. Mr. Forbes joined the Company on a full-time basis in February, 1993.

     Norbert Teufelberger received an MBA from Vienna University in 1989. He thereafter joined Casinos Austria International in 1989, as Assistant to the Chief Executive Officer, later becoming Head of International Finance & Control. There, his responsibilities included establishing financial operating systems for the parent and all subsidiary companies. Additionally, he was responsible for negotiating and establishing financing requirements of Casinos Austria International. From November 1992 through April 1993, he worked for Novo Invest Casino Development. Since May 1993, he has been employed by the Company full-time.

     Brad Dobski  holds a B.S.  Degree in  Mathematics  from the  University  of
Illinois  (1974),  a  Master's  Degree in  Accountancy  from the  University  of
Illinois (1978) and is a Certified Public Accountant. From 1978 to 1986 he was employed by the public accounting firm of Price Waterhouse, and ended his tenure as Audit Manager. From 1986 to 1994 he served in various financial management capacities in the U.S. and abroad with the Kiewit Companies, a privately-held multinational conglomerate engaged in construction, telecommunications and energy. He held the position of Financial Director of McCourt/Kiewit International prior to leaving Kiewit in April 1994. Mr. Dobski joined the Company full-time in November 1994.

     Executive Compensation

     The table below sets forth executive compensation during 1994 and 1995 to the chief executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                         Awards                Payouts
                                                                       ----------------------------------
                                                                                    Securities
                                                             Other                     Under-
                                                            Annual    Restricted       lying                   All Other
                                                            Compen-       Stock        Options/      LTIP        Compen-
                                         Salary     Bonus   sation      Award(s)        SARs      Payouts       sation
                               Year         ($)      ($)      ($)         ($)           (#)         ($)          ($)

James D. Forbes,               1995      $99,500     --       --          --            --          --           --
President                      1994      $100,957    --       --          --            --          --           --

     No other executive officer received compensation greater than $100,000 during 1994 or 1995.

     The table below sets forth information concerning the exercise of options during 1995 along with the aggregate 1995 year-end option holdings of the chief executive officer of the Company.


                    AGGREGATED OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES - COMMON STOCK


                                                                      Number of Securities
                                                                       underlying options        Value of unexercised
                          Shares Acquired                             at December 31, 1995      in-the-money options at
         Name              on exercise(#)        Value realized     Exercisable/Unexercisable      December 31, 1995

James D. Forbes,                 -                     -                  458,000 / -0-               $114,500(a)
President

--------
(a) Based on the average of the low ($1.25) and high ($2.25) bid prices of the Company's Common Stock on the Nasdaq Stock Market as quoted on December 31, 1995.

     The table below sets forth information concerning grants of options during 1995 to the chief executive officer of the Company.


                                         OPTION GRANTS OF 1995 - COMMON STOCK

                                        Number of              % of total
                                  Securities underlying     options granted
                                         options              to employees        Exercise price         Expiration
              Name                     granted (#)              in 1995               ($/Sh)                Date
              ----                     -----------              -------               ------                ----

James D. Forbes, President
Incentive Stock Option                  130,000(a)                23.0                 1.50           August 15, 2005
 Non-Statutory Option                   328,000(a)                19.3                 1.50           August 15, 2005

--------
(a) These grants were made pursuant to certain amendments to the Company's Employees' Equity Incentive Plan (the "Plan") in 1995 whereby Mr. Forbes surrendered 79,998 incentive stock options (priced at $3.58 per share) and 266,002 non-statutory stock options (priced at $3.25 per share) previously issued pursuant to the Plan and was reissued the indicated options. The options were repriced in order to provide sufficient incentive for full-time executives to remain employed with the Company and work toward increasing stockholder value.

     Directors who are full-time employees receive no compensation for their services as directors; all of the Company's directors are full-time employees.

                        COMPLIANCE WITH SECTION 16(a) OF
                           THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     In the 1994 annual meeting, the stockholders approved a proposal to divide the Board into three classes as nearly equal in number as possible. Two Class I directors were elected for an initial one-year term expiring at the 1995 Annual Meeting of Stockholders. One of the Class I directors has since resigned, and the size of the Board was reduced from five to four members. Two Class II directors, Messrs. Forbes and Hoetzinger, were elected for an initial two-year term expiring at the 1996 Annual Meeting of Stockholders. One Class III director, Mr. Haitzmann, was elected for an initial three-year term expiring at the 1997 Annual Meeting of Stockholders. Beginning with the 1995 annual meeting, each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, directors of one Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

     At the Meeting, the two Class II directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees, Peter Hoetzinger and James D. Forbes. Proxies cannot be voted for a greater number of directors than the number nominated, which, in this instance, is two directors. The nominees are presently members of the Board of Directors, having been appointed in connection with the March 31, 1994 business combination with Century. Both persons have indicated a willingness to serve; however, in the event either nominee should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     The information concerning Messrs. Hoetzinger and Forbes, the nominees for the Class II directors, is set forth above under "Information Concerning Directors and Executive Officers."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

Certain Information Regarding the Board of Directors

     During 1995, there were no formal meetings of the Board of Directors. However, all directors were also full-time employees of the Company, and on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings. The Board of Directors does not have separate Audit, Compensation or Nominating Committees.

                                   PROPOSAL II

                   INCREASE SHARES RESERVED FOR ISSUANCE UNDER
                    THE EMPLOYEES' EQUITY INCENTIVE PLAN FROM
                      2,500,000 SHARES TO 3,500,000 SHARES

     On April 29, 1994, the Board of Directors unanimously adopted the Employees' Equity Incentive Plan (the "Plan") which was approved by stockholders on June 7, 1994. Certain Amendments to the Plan were adopted unanimously by the Board in 1995 and approved by stockholders on November 22, 1995. The following discussion of the terms and conditions of the Plan is qualified in its entirety by the complete text of the Plan, a copy of which is on file at the offices of the Company. The purpose of the Plan is to provide key management employees of the Company with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the Company by relating compensation to increases in stockholder value, so that the income of key management employees is more closely aligned with the income of the stockholders of the Company. The Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company.

     The Plan is administered by the Board of Directors through an Incentive Plan Committee (the "Committee"). The Committee, in its sole discretion, selects participants from the eligible employees to whom option awards are granted, the amount of each option award and other terms and conditions of each award as the Committee may determine necessary or desirable and consistent with the terms of the Plan.

     In total, 2,500,000 shares of common stock are authorized for issuance under the Plan. The Board is proposing that an additional 1,000,000 shares of common stock be authorized for issuance under the Plan. At present, options under the Plan are outstanding in respect of 2,330,000 shares to eight employees as follows:


Number of Shares Under Option               Type of Option                       Option Exercise Price

                  621,500                   Incentive Stock Options                           $1.50
                    4,500                   Incentive Stock Options                           $2.25
                1,704,000                   Non-Statutory Stock Options                       $1.50

For information concerning outstanding options to executive officers and directors, see the table in the discussion below.

Any shares that are subject to an award under the Plan which are not used will automatically become available for use under the Plan. If the Company shall at any time increase or decrease the number of its outstanding shares of stock or change in any way the rights and privileges of the shares by means of a stock dividend or any other distribution payable upon shares and stock, or through a stock split or like combination or reclassification of the Company, the numbers, rights and privileges of options will be increased, decreased or changed in like manner as if the optioned shares had been fully issued and outstanding.

     In the event the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation) and which does not result in any reclassification or change of outstanding shares or in a merger in which a wholly-owned subsidiary is the continuing corporation, or if all, or substantially all the assets or more than 50% of the outstanding voting stock of the Company is acquired by another corporation (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct business conducted by the Company) or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code or liquidation of the Company in which a change in control of the Company does not take place), the Committee or the board of directors of any corporation assuming the obligations of the Company will have the power and discretion to prescribe the terms and conditions for exercise of, or modification of, any outstanding option awards granted under the Plan.

     Participants in the Plan are eligible employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and who significantly contribute, or are expected to significantly contribute to the achievement of the long-term corporate economic objectives of the Company. Participants may be granted from time to time one or more awards under the Plan.

     The Plan provides that participants may be granted one or more options. The Committee in its sole discretion will determine whether an option is to be considered an incentive stock option as defined in the Internal Revenue Code of 1986 (the "Code") or a non-statutory option as defined in the Code. The option prices will be determined by the Committee, but no incentive stock option prices will be less than the fair market value of the stock on the date the option is granted. Unless otherwise provided in the Plan, option periods must expire not more than ten years from the date an option is granted, and all options will be vested one-third on the date of grant, another third on the first anniversary of the date of grant, and the final third on the second anniversary of the date of grant. If employment of an option holder is terminated within the option period for cause, as determined by the Company, all options granted to such person will be void for all purposes. The term "cause" means a gross violation, as determined by the Company, of the Company's established policies and procedures. If an option holder dies or becomes disabled during the option period while still employed, his or her options may be exercised by those entitled to do so and for up to 12 months following the option holder's death or disability. In any such case, an option may be exercised only relating to the shares as to which the option had become exercisable on or before the date of the option holder's death or disability. If the employment of the option holder is terminated within the option period for any reason other than cause, disability, or the option holder's death, the option may be exercised by the option holder within three months following the date of termination. No option granted under the Plan will be transferable by the option holder except by will or pursuant to the laws of descent and distribution. Each option shall be exercisable during the option holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative. Options may be exercised by payment in cash or by delivery of certificates representing the number of shares owned by the option holder, the fair market value of which equals the purchase price of the stock purchased pursuant to an option; provided, however, that shares used for this purpose must have been held by the option holder for a minimum period of time as may be established by the Committee but in no case shall redeemed shares have been held for less than six months.

     The executive officers of the Company have been granted options under the Plan as follows:

Grantee                              Number of Shares                            Exercise Price

Erwin Haitzmann                      130,000 incentive stock options                  1.50
                                     820,000 non-statutory stock options              1.50

Peter Hoetzinger                     130,000 incentive stock options                  1.50
                                     413,000 non-statutory stock options              1.50

James D. Forbes                      130,000 incentive stock options                  1.50
                                     328,000 non-statutory stock options              1.50

Norbert Teufelberger                 130,000 incentive stock options                  1.50
                                     143,000 non-statutory stock options              1.50

Brad Dobski                          45,000 incentive stock options                   1.50
                                     4,500 incentive stock options                    2.25

     All of the above options have an exercise term ending in 2005, subject to earlier termination as provided in the Plan. All of the above incentive stock options have been granted at an exercise price of 100% fair market value of the stock the date of grant.

     Mr. Dobski's incentive stock options priced at $2.25 are fully vested; his incentive stock options priced at $1.50 per share vested 10,000 in 1995, an additional 15,000 vest in 1996, an additional 10,000 vest in 1997 and an additional 10,000 vest in 1998. All of the other above incentive and non-statutory options are exercisable in full.

     In addition, the Committee may grant stock appreciation rights, performance shares or performance units relating to the Company's operations. The Board of Directors has no intent to offer such awards under the Plan at this time.

     In the event of a change in control of the Company, the Plan provides that the Committee shall accelerate the exercise date of any outstanding options or make all such options fully vested and exercisable, and, in its sole discretion without obtaining stockholder approval the Committee may take any or all the following actions: (a) grant cash bonus awards to any option holder in an amount necessary to pay the option price of all or any portion of the options then held by such option holders; (b) pay cash to any or all option holders in exchange for the cancellation of their outstanding options in an amount equal to the difference between the option price of such options and the greater of the tender offer price for the underlying stock or the fair market value of the stock on the date of the cancellation of the options; (c) make any other adjustments or amendments to the outstanding options; and (d) eliminate all restrictions with respect to restrictive stock and deliver stock free of restrictive legends to any participant in the Plan. For purposes of the Plan, a "change in control" will be deemed to have occurred if: (a) any "person" or "group" (within the meanings of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 33 and 1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the board (and any new director whose election by the vote or whose nomination for election by the Company's stockholders was approved by vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     Awards granted under the Plan will be subject to all conditions required under Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Company may require any person to whom an option or award is granted as a condition of option exercise to give written assurances satisfactory to the Company that such person is acquiring the securities subject to the option for his own account for investment and not with a present intention of selling or otherwise distributing the same. The Plan shall continue through April 29, 2004.

     The Board believes that an increase in the number of shares reserved for issuance under the Plan should be increased from 2,500,000 to 3,500,000 will be beneficial to the Company because it will allow the Company to be in a position to retain its executive officers and provide incentives for key employees to remain with the Company. The Board believes that additional shares reserved under the Plan can be of benefit to the Company in connection with its growth strategy, as well as provide incentives for key employees which may be retained in the event the Company consummates acquisitions of other gaming operations in the future. If additional options under the Plan are granted to directors of the Company, the Board intends that such grants will be submitted to stockholders for their approval. As of October 15, 1996 the closing price of the common stock as reported by Nasdaq SmallCap Market was $1.34 per share. The Board has determined that stockholder approval of this proposal should be solicited.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE EMPLOYEES' EQUITY INCENTIVE PLAN FROM 2,500,000 TO 3,500,000 SHARES.

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accounting firm is Deloitte & Touche. Deloitte & Touche is expected to be the Company's independent auditors for 1997. A representative of Deloitte & Touche is expected to be present at the Meeting to be available to respond to questions.

                              STOCKHOLDER PROPOSALS

     Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1997 annual meeting of stockholders must be received by the Company by March 5, 1997, to be included in the Company's proxy statement and related proxy for such annual meeting. Such proposals should be directed to the Secretary of the Company.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Meeting, but if other matters come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

     No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's common stock. Special solicitation of proxies may in certain instances be made personally or by telephone by officers and employees of the Company and by employees of certain banking and brokerage houses. All expenses, estimated to be normal in connection with this solicitation, will be borne by the Company. Votes will be counted manually. Abstentions will be noted, and will be counted as present for purposes of a quorum. Broker non-votes will not be counted for purposes of a quorum.

                        ANNUAL REPORT ON FORM 10-KSB AND
                         QUARTERLY REPORT ON FORM 10-QSB

     A copy of the Annual Report on Form 10-KSB of the Company for the Year Ended December 31, 1995, without exhibits, accompanies this Proxy Statement. The Company's Form 10-QSB for its quarter ended September 30, 1996 is also included herewith. No such part of the above documents is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Denver, Colorado
November 4, 1996

PROXY                                                                      PROXY
                              CENTURY CASINOS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Monday, November 25, 1996, at Suite 1600, 1625 Broadway, Denver, Colorado, at 8:00 a.m. Mountain Time, and hereby appoints James D. Forbes or Norbert Teufelberger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1. To elect two Class II directors to the Board of Directors: Peter Hoetzinger and James D. Forbes

Peter Hoetzinger         FOR  _____         AGAINST  _____        ABSTAIN  _____
James D. Forbes          FOR  _____         AGAINST  _____        ABSTAIN  _____

Instruction: To withhold voting for the nominee, please write such person's name here:__________________________________________________________________________

2. To increase the number of shares of common stock reserved for issuance under options which may be granted pursuant to the Employees' Equity Incentive Plan from 2,500,000 shares to 3,500,000 shares.

     FOR  _____                   AGAINST  _____                  ABSTAIN  _____

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     Dated this ______ day of ________________, 1996.


                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature

                    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                    Please sign, date and return this proxy immediately.

                    NOTE: Securities dealers please state the number of shares voted by this proxy ______________.